Dear Shareholders,
I am pleased to inform you that the annual general meeting of shareholders (the "Annual General Meeting") and the extraordinary general meeting of shareholders (the "Extraordinary General Meeting") of FREYR Battery, a public limited liability company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 22-24, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Trade and Companies' Register (Registre de Commerce et des Sociétés, Luxembourg) under number B 251199 (the "Company") will be held on Tuesday June 20, 2023.
The Company is a Luxembourg company and its affairs are governed by the provisions of the laws of Luxembourg. As permitted under Luxembourg law, the Company’s audited consolidated financial statements for the financial year ended on December 31, 2022 have been prepared in accordance with US Generally Accepted Accounting Principles ("US GAAP") while the Company’s audited standalone annual accounts for the financial year ended on December 31, 2022 have been prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg ("Lux GAAP").
The Annual General Meeting will be held at 14:00 CET (2 p.m. CET) Luxembourg time at the registered office of the Company (22-24, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg).
Immediately following the conclusion of the Annual General Meeting, the Company will hold the Extraordinary General Meeting at the same place for the purpose of amending its articles of association, as more fully described in the agenda of that meeting.
Enclosed with this letter is the convening notice to the Annual General Meeting and the Extraordinary General Meeting, as well as a form to submit your votes in relation to these meetings.
I recommend you vote as suggested by the board of directors, the compensation committee, the audit and risk committee or the nominating and corporate governance committee of the Company. All voting recommendations made by the board of directors and/or the committees are set forth in the enclosed convening notice under each item of the respective agenda.

Sincerely,
________________________
Mr. Torstein Dale Sjøtveit
Chairperson of the Board of Directors
May 23, 2023

FREYR Battery
société anonyme
Registered office: 22-24, Boulevard Royal, L-2449 Luxembourg
Grand Duchy of Luxembourg
R.C.S. Luxembourg: B 251199
(the "Company")

CONVENING NOTICE TO THE ANNUAL GENERAL MEETING AND THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2023 AT THE REGISTERED OFFICE OF THE COMPANY

Dear Shareholders,
The board of directors of the Company (the "Board of Directors" and each a “Director”) is pleased to invite you to attend the annual general meeting of shareholders of the Company (the "Annual General Meeting") to be held on June 20, 2023, at 14:00 CET (2 p.m. CET) Luxembourg time, at the registered office of the Company (22-24, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg).
Immediately following the conclusion of the Annual General Meeting, the Company will hold an extraordinary general meeting of shareholders of the Company (the "Extraordinary General Meeting" and together with the Annual General Meeting, the "Meetings") at the same place.
I. AGENDAS OF THE MEETINGS
The agendas of the Meetings are the following:
A.Agenda of the Annual General Meeting, proposed resolutions and recommendations

1.Disclosure of conflicts of interest arising from transactions subject to Article 441-7 of the law of August 10, 1915 on commercial companies, as amended and article 15 of the Company's consolidated articles of association as at December 20, 2022.

No vote is required on this item of the agenda.

The Board of Directors submits to the Annual General Meeting for acknowledgement the following conflicts of interest arising from transactions subject to Article 441-7 of the law of August 10, 1915 on commercial companies, as amended (the "Law") and article 15 of the consolidated articles of association of the Company as at December 20, 2022 (the "Articles"):
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(i)Approval of funding proposal for FREYR Battery KSP JV and mandate to conclude a convertible loan.

It was reported in the minutes of the meeting of the Board of Directors dated November 2, 2022 that Mr. Jeremy Bezdek had a conflict of interest of a financial nature, conflicting with the interests of the Company, in relation to the approval by the Company of the proposal to fund FREYR Battery KSP JV by way of equity from the Company and potentially, a convertible loan from Koch Strategic Platforms (“Koch”) in order to secure the land acquisition and progress the U.S. Gigafactory project, Giga America, to the requested stage of development. The split between equity from the Company and convertible loan from Koch is to be decided based on the best possible outcome in the negotiations with Koch.

Therefore, in accordance with article 441-7 of the Law and article 15 of the Articles, Mr. Jeremy Bezdek refrained from taking part in the deliberations and from voting.

It was noted that in accordance with article 15 of the Articles, resolutions put to the vote of Directors of the Company shall be passed only if approved by a simple majority of affirmative votes of the Directors present or represented (and entitled to vote) (the “Majority Requirement”).

The Board of Directors noted that the Majority Requirement was fulfilled for said item due to the fact that all remaining Directors took part in the vote.

(ii)Approval for the Company to enter into indemnification agreements with the Directors from time to time in office.

It was further reported in the minutes of the meeting of the Board of Directors held on March 29, 2023 (the “March 29, 2023 Board Minutes”) that all Directors had a conflict of interest of a financial nature, conflicting with the interests of the Company, in relation to the entry by the Company into indemnification agreements with each Director from time to time in office (collectively, the "Indemnification Agreements") as the Directors will all be counterparties and beneficiaries of the indemnification provided for in the Indemnification Agreements.

Therefore, in accordance with article 441-7 of the Law and article 15 of the Articles, all Directors refrained from taking part in the deliberations and from voting. The Board of Directors noted and agreed with the decision to submit for approval at the Annual General Meeting for the Company to enter into the Indemnification Agreements with Directors from time to time in office.

(iii)Allocation of the Directors’ and committee members’ cash remuneration for the financial year ending on December 31, 2023.

It was further reported in the March 29, 2023 Board Minutes that each Director had a conflict of interest of a financial nature, conflicting with the interests of the Company, in relation to the approval of the Directors’ and committee members’ cash remuneration for the full financial year ending on December 31, 2023, following the Company’s compensation committee’s (the “Compensation Committee”) recommendation to apply the same principles for the Directors’ and committee members’ cash remuneration and keep the same level of board fees in 2023 as for 2022 and 2021 for the Directors’ service at the Board and in the various committees.

In accordance with the provisions of article 441-7 of the Law and article 15 of the Articles, it was noted that all Directors declared having a direct conflict of interest in the aforementioned proposal as they
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will all be beneficiaries of the suggested Directors’ compensation and, for certain of them, they will additionally also be beneficiaries of the suggested committee member compensation.

Therefore, the Board of Directors noted that the Majority Requirement was not fulfilled due to the fact that all Directors declared having a conflict of interest and that, consequently the Board of Directors resolved, in accordance with article 441-7 of the Law and article 15 of the Articles, to submit the aforementioned proposal at the Annual General Meeting for approval.

(iv)Approval of the allocation of 200,000 stock options to the executive chairman of the Company, Mr. Torstein Dale Sjøtveit, during the financial year ending on December 31, 2023.

It was further reported in the March 29, 2023 Board Minutes that the Company’s executive chairman, Mr. Torstein Dale Sjøtveit, had a conflict of a financial nature, conflicting with the interests of the Company, in relation to the allocation by the Company of 200,000 stock options for the financial year ending December 31, 2023 (instead of (and not in addition to) the 50,000 stock options that annually be allocated to the Directors (except to Mr. Torstein Dale Sjøtveit), as further set forth below) to Mr. Torstein Dale Sjøtveit in accordance with the provisions of the executive chairman agreement between the Company and Mr. Torstein Dale Sjøtveit dated June 6, 2021.

Therefore, in accordance with article 441-7 of the Law and article 15 of the Articles, Mr. Torstein Dale Sjøtveit refrained from taking part in the deliberations and from voting.

The Board of Directors noted that the Majority Requirement was fulfilled for said item due to the fact that all remaining Directors took part in the vote.

(v)Approval of the allocation of 50,000 stock options to each Director (except for Mr. Torstein Dale Sjøtveit and Mr. Tom Einar Jensen) during the financial year ending on December 31, 2023.

It was reported in the March 29, 2023 Board Minutes that each Director (except for Mr. Torstein Dale Sjøtveit and Mr. Tom Einar Jensen) had a conflict of interest of a financial nature, conflicting with the interests of the Company, in relation to the approval and, to the extent necessary, ratification of the yearly allocation by the Company to each Director (except for Mr. Torstein Dale Sjøtveit and Mr. Tom Einar Jensen who has each waived his right to 50,000 stock options for such period) of 50,000 stock options during the financial year ending on December 31, 2023 (the "2023 Option Allocation") as each Director (except for Mr. Torstein Dale Sjøtveit and Mr. Tom Einar Jensen) is the beneficiary of said stock options.

The Majority Requirement was thus not fulfilled. In accordance with the provisions of article 441-7 of the Law and article 15 of the Articles, the Board of Directors therefore resolved to defer the decision to approve the 2023 Option Allocation at the Annual General Meeting.

2.Approval and, to the extent necessary, ratification for the Company to enter into Indemnification Agreements with each Director from time to time in office.

Draft resolution (Resolution I)

"The Annual General Meeting, after having acknowledged the conflict of interest reported in the above agenda item 1, (ii), resolves to approve and, to the extent necessary ratify for the Company to enter into the Indemnification Agreements with each Director from time to time in office."

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Recommendation

The Company may, in accordance with article 14 of the Articles, enter into indemnification agreements with inter alia the Directors. The Board of Directors deems the Company entering into such Indemnification Agreements beneficial to the Company, as individuals are reluctant to serve as directors or officers of corporations or in certain other capacities, unless they are provided with adequate protection through insurance or indemnification against the risks of claims and actions against them arising out of such service.

The Board of Directors recommends a vote FOR the approval and, to the extent ratification, of the Company entering into the Indemnification Agreements with each Director from time to time in office.

3.Approval of the allocation of 50,000 stock options to each Director (except for Mr. Torstein Dale Sjøtveit and Mr. Tom Einar Jensen) during the financial year ending on December 31, 2023.

Draft resolution (Resolution II)

"The Annual General Meeting, after having acknowledged the conflict of interest reported in the above agenda item 1, (v), resolves to approve the 2023 Option Allocation."

Recommendation

The Board of Directors recommends a vote FOR the approval of the 2023 Option Allocation.

4.Presentation of the consolidated management report of the Board of Directors for the financial year ended on December 31, 2022.

No vote is required on this item of the agenda.

The Board of Directors intends to present at the Annual General Meeting the consolidated management report of the Board of Directors for the financial year ended on December 31, 2022 (the "Management Report").

5.Presentation of the reports of the Company’s independent auditor in respect of the consolidated financial statements and the standalone annual accounts for the financial year ended on December 31, 2022.

No vote is required on this item of the agenda.

The Company’s independent auditor (réviseur d’entreprises agréé), PricewaterhouseCoopers, intends to present at the Annual General Meeting the reports it issued on the 2022 Consolidated Financial Statements (as defined hereinafter) (the “Auditor Report on the 2022 Consolidated Financial Statements”) and on the 2022 Annual Accounts (as defined hereinafter) (the “Auditor Report on the 2022 Annual Accounts”), relating to the financial year which ended on December 31, 2022.

6.Presentation and approval of the audited consolidated financial statements for the financial year ended on December 31, 2022 prepared in accordance with US Generally Accepted Accounting Principles (US GAAP).

Draft resolution (Resolution III)

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"The Annual General Meeting, after having reviewed the Management Report and the Auditor Report on the 2022 Consolidated Financial Statements, approves the audited consolidated financial statements of the Company for the financial year ended on December 31, 2022 prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) (the "2022 Consolidated Financial Statements")."

Recommendation

The Board of Directors recommends a vote FOR the approval of the 2022 Consolidated Financial Statements, after due consideration of the Management Report and the Auditor Report on the 2022 Consolidated Financial Statements.

7.Presentation and approval of the audited standalone annual accounts for the financial year ended on December 31, 2022 prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP).

Draft resolution (Resolution IV)

"The Annual General Meeting, after having reviewed the Management Report and the Auditor Report on the 2022 Annual Accounts, approves the audited standalone annual accounts for the financial year ended on December 31, 2022 prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) (the "2022 Annual Accounts")."

Recommendation

The Board of Directors recommends a vote FOR the approval of the 2022 Annual Accounts, after due consideration of the Management Report and the Auditor Report on the 2022 Annual Accounts.

8.Allocation of results for the financial year ended on December 31, 2022.

Draft resolution (Resolution V)
"The Annual General Meeting acknowledges that the Company has made a loss of USD 41,140,746 during the financial year ended on December 31, 2022 and resolves to approve the allocation of the results of the Company based on the 2022 Annual Accounts (which for the avoidance of doubt, refer to the audited standalone annual accounts prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP)) as follows:

Result of the financial year 2022	USD	(41,140,746)
Result brought forward	USD	(116,074,324)
Result to be carried forward to the following financial year	USD	(157,215,070)
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Recommendation

The Board of Directors notes that the Company has made a loss of USD 41,140,746 during such same period. The Board of Directors further notes that the Company is still in a development phase and did not earn operating income during the financial year. The loss is primarily a result of general and administrative, research and development, and other expenses.

The Board of Directors recommends a vote FOR the allocation of the results for the financial year ended on December 31, 2022 at a standalone level, as set forth above.

9.Confirmation of the mandate of Mr. Jon Christian Thaulow to replace Mr. German Horacio Curá as of August 1, 2022 by way of co-option.

Draft resolution (Resolution VI)

"The Annual General Meeting resolves to confirm the mandate as member of the Board of Directors of Mr. Jon Christian Thaulow, born on July 2, 1976 in Levanger, Norway, residing at Kongshavn 8, 1367 Snarøya, Norway, to replace Mr. German Horacio Curá, with effect as of August 1, 2022 and for a period ending at the Annual General Meeting (which corresponds to the duration of the mandate of Mr. German Horacio Curá)."

Recommendation

In accordance with article 441-2 of the Law and the provisions of article 9.3 of the Articles and the charter of the nominating and corporate governance committee of the Company (the “Nominating and Corporate Governance Committee”) adopted on July 9, 2021, the Board of Directors approved and, to the extent necessary, ratified, on August 1, 2022, the co-option (cooptation) of Mr. Jon Christian Thaulow, born on July 2, 1976 in Levanger, Norway, residing at Kongshavn 8, 1367 Snarøya, Norway, as member of the Board of Directors, to replace Mr. German Horacio Curá, with effect as of August 1, 2022 and for a period ending at the Annual General Meeting (which corresponds to the duration of the mandate of Mr. German Horacio Curá).

The Board of Directors and the Nominating and Corporate Governance Committee recommend a vote FOR the confirmation of the mandate of Mr. Jon Christian Thaulow to replace Mr. German Horacio Curá as of August 1, 2022 by way of co-option.

10.Confirmation of the mandate of Mr. Jason Forcier to replace Mr. Jon Christian Thaulow as of December 21, 2022 by way of co-option.

Draft resolution (Resolution VII)

"The Annual General Meeting resolves to confirm the mandate as member of the Board of Directors of Mr. Jason Forcier, born on November 14, 1971 in Flint, Michigan USA, residing at 4495 Oak Pointe Dr., Brighton, MI USA 48116, to replace Mr. Jon Christian Thaulow, with effect as of December 21, 2022 and for a period ending at the Annual General Meeting (which corresponds to the duration of the mandate of Mr. German Horacio Curá/Mr. Jon Christian Thaulow)."

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Recommendation

In accordance with article 441-2 of the Law and the provisions of article 9.3 of the Articles and the Nominating and Corporate Governance Committee charter adopted on July 9, 2021, the Board of Directors approved and, to the extent necessary, ratified, on December 21, 2022, the co-option (cooptation) of Mr. Jason Forcier, born on November 14, 1971 in Flint, Michigan USA, residing at 4495 Oak Pointe Dr., Brighton, MI USA 48116, as member of the Board of Directors, to replace Mr. Jon Christian Thaulow, with effect as of December 21, 2022 and for a period ending at the Annual General Meeting (which corresponds to the duration of the mandate of Mr. German Horacio Curá/Mr. Jon Christian Thaulow).

The Board of Directors and the Nominating and Corporate Governance Committee recommend a vote FOR the confirmation of the mandate of Mr. Jason Forcier to replace Mr. Jon Christian Thaulow as of December 21, 2022 by way of co-option.

11.Confirmation of the mandate of Dr. Daniel Steingart to replace Mr. Jeremy Todd Bezdek as of January 9, 2023 by way of co-option.

Draft resolution (Resolution VIII)

"The Annual General Meeting resolves to confirm the mandate as member of the Board of Directors of Dr. Daniel Steingart, born on December 5, 1977 in New York, NY, USA, residing at 21 Claremont Avenue #81, New York, NY 10027, to replace Mr. Jeremy Todd Bezdek, with effect as of January 9, 2023 and for a period ending at the Annual General Meeting (which corresponds to the duration of the mandate of Mr. Jeremy Todd Bezdek)."

Recommendation

In accordance with article 441-2 of the Law and the provisions of article 9.3 of the Articles and the Nominating and Corporate Governance Committee charter adopted on July 9, 2021, the Board of Directors approved and, to the extent necessary, ratified, on January 9, 2023, the co-option (cooptation) of Dr. Daniel Steingart, born on December 5, 1977 in New York, NY, USA, residing at 21 Claremont Avenue #81, New York, NY 10027, as member of the Board of Directors, to replace Mr. Jeremy Todd Bezdek, with effect as of January 9, 2023 and for a period ending at the Annual General Meeting (which corresponds to the duration of the mandate of Mr. Jeremy Todd Bezdek).

The Board of Directors and the Nominating and Corporate Governance Committee recommend a vote FOR the confirmation of the mandate of Dr. Daniel Steingart to replace Mr. Jeremy Todd Bezdek as of January 9, 2023 by way of co-option.

12.Confirmation of the mandate of Mr. Tom Einar Jensen to replace Ms. Monica Tiúba as of May 10, 2023 by way of co-option.

Draft resolution (Resolution IX)

"The Annual General Meeting resolves to confirm the mandate as member of the Board of Directors of Mr. Tom Einar Jensen, born on November 15, 1970 in Oslo, Kingdom of Norway, residing at Hoffsjef Løvenskiolds vei 3B, N-0382 Oslo, Kingdom of Norway, to replace Ms. Monica Tiúba, with effect as of May 10, 2023 and for a period ending at the Annual General Meeting (which corresponds to the duration of the mandate of Ms. Monica Tiúba)."
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Recommendation

In accordance with article 441-2 of the Law and the provisions of article 9.3 of the Articles and the Nominating and Corporate Governance Committee charter adopted on July 9, 2021, the Board of Directors approved and, to the extent necessary, ratified, on May 10, 2023, the co-option (cooptation) of Mr. Tom Einar Jensen, born on November 15, 1970 in Oslo, Kingdom of Norway, residing at Hoffsjef Løvenskiolds vei 3B, N-0382 Oslo, Kingdom of Norway, as member of the Board of Directors, to replace Ms. Monica Tiúba, with effect as of May 10, 2023 and for a period ending at the Annual General Meeting (which corresponds to the duration of the mandate of Ms. Monica Tiúba).

The Board of Directors and the Nominating and Corporate Governance Committee recommend a vote FOR the confirmation of the mandate of Mr. Tom Einar Jensen to replace Ms. Monica Tiúba as of May 10, 2023 by way of co-option.

13.Vote on discharge of liability (quitus) of the members of the Board of Directors for the proper exercise of their mandate for and in connection with the financial year ended on December 31, 2022.

Draft resolution (Resolution X)

"The Annual General Meeting resolves to grant full and total discharge of liability (quitus) to the members of the Board of Directors for the exercise of their mandates for and in connection with the financial year ended on December 31, 2022."

Recommendation

In accordance with applicable Luxembourg law and regulations, the Nominating and Corporate Governance Committee recommends that, upon approval of the 2022 Annual Accounts, all Directors who were members of the Board of Directors during the financial year ended December 31, 2022, be discharged from any liability in connection with the management of the Company’s affairs during such year.

The Nominating and Corporate Governance Committee recommends a vote FOR the discharge of liability (quitus) of all members of the Board of Directors for the proper exercise of their mandate during the financial year ended December 31, 2022.

14.Approval of the principle of cash remuneration to be paid to the members of the Board of Directors and decision on the amounts of such cash remuneration, based on the recommendations from the Compensation Committee of the Company.

Draft resolution (Resolution XI)

"The Annual General Meeting, after having acknowledged the conflict of interest reported in the above agenda item 1, (iii), approves the principle of the remuneration to be paid to the members of the Board of Directors for the full financial year ending on December 31, 2023, and resolves that the amounts of such remuneration shall be as follows:

a)    USD 100,000 as individual compensation to each Director for the role as director on the Board of Directors, and

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b)    The following amounts for each Director’s role(s) in the Board of Directors’ committee(s):

(i)    USD 35,000 to the chairperson and USD 20,000 to each other member of the audit and risk committee of the Company (the “Audit and Risk Committee”).

(ii)    USD 25,000 to the chairperson and USD 10,000 to each other member of the Compensation Committee, the Nominating and Corporate Governance Committee and the Financing Committee, respectively.”
"
Recommendation

In accordance with the charter of the Compensation Committee adopted by the Board of Directors, the Compensation Committee is tasked with, among other functions, overseeing the Company's compensation policies, plans, benefits programs and overall compensation philosophy.

After careful review and consideration, the Compensation Committee proposes to the Annual General Meeting to pay the above remuneration to the members of the Board of Directors for the financial year ending on December 31, 2023, which remuneration corresponds to the same level of compensation as approved at the occasion of the last annual general meeting of shareholders of the Company having approved the standalone annual accounts and the consolidated financial statements for the financial year ended on December 31, 2021.

The Compensation Committee recommends a vote FOR the proposed remuneration of the members of the Board of Directors for the financial year ending on December 31, 2023.

15.Renewal of the mandate of PricewaterhouseCoopers as independent auditor (réviseur d’entreprises agréé) of the Company for the consolidated quarterly and annual financial statements prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) and the standalone annual accounts prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) for a period ending at the annual general meeting of shareholders approving the standalone annual accounts and the consolidated financial statements for the financial year ending on December 31, 2023.
Draft resolution (Resolution XII)
“The Annual General Meeting resolves to renew the mandate of PricewaterhouseCoopers, with registered office at 2, rue Gerhard Mercator, L-2182 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies’ Register (Registre de Commerce et des Sociétés, Luxembourg) under number B65477, as independent auditor (réviseur d’entreprises agréé) of the Company for the consolidated quarterly and annual financial statements prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) and the standalone annual accounts prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) for a period ending at the annual general meeting of shareholders approving the standalone annual accounts and the consolidated financial statements for the financial year ending on December 31, 2023."
Recommendation
In accordance with the charter of the Audit and Risk Committee adopted by the Board of Directors, the purpose of the Audit and Risk Committee is, among other tasks, to assist and advise the Board of
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Directors in the oversight of the Company’s accounting and financial reporting processes, internal controls and the audits and integrity of the Company’s financial statements. The Audit and Risk Committee is responsible for recommendations to the general meeting of shareholders of the Company regarding the appointment, replacement, compensation, retention, evaluation and oversight of the work of the independent auditors to be retained to audit the financial statements, books, records, accounts and internal control over financial reporting of the Company and review the quarterly financial statements of the Company.

The Audit and Risk Committee recommends a vote FOR the renewal of the mandate of PricewaterhouseCoopers as independent auditor (réviseur d'entreprises agréé) for the consolidated quarterly and annual financial statements of the Company prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) and the standalone annual accounts prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) for a period ending at the annual general meeting of shareholders approving the standalone annual accounts and the consolidated financial statements for the financial year ending on December 31, 2023.

16.Renewal of the mandate of each of the current directors of the Company for a period ending at the annual general meeting of shareholders approving the standalone annual accounts and the consolidated financial statements for the financial year ending on December 31, 2023.
Draft resolution (Resolution XIII)
"The Annual General Meeting resolves to renew the mandate of each of the current directors of the Company for a period ending at the annual general meeting of shareholders approving the standalone annual accounts and the consolidated financial statements for the financial year ending on December 31, 2023."
Recommendation
In accordance with Luxembourg law and the Articles, the Directors are appointed by the general meeting of shareholders for a period not exceeding six (6) years and until their successors are elected; provided however that Luxembourg law allows for indefinite re-election of Directors.
In accordance with the charter of the Nominating and Corporate Governance Committee adopted by the Board of Directors, the Nominating and Corporate Governance Committee is tasked with, among other functions, (a) identifying individuals qualified to become members of the Board of Directors, (b) evaluating the performance of individual members of the Board of Directors eligible for re-election, and selecting, or recommending for selection of the Board of Directors, the director nominees for election to the Board of Directors by the shareholders at the annual meeting of shareholders or any special meeting of shareholders at which Directors are to be elected, (c) considering the Board of Director's leadership structure, including the appointment of a lead independent director of the Board of Directors, either permanently or for specific purposes, and making such recommendations to the Board of Directors as the Nominating and Corporate Governance Committee deems appropriate, and (d) considering director nominee recommendations from shareholders of the Company.
Upon the consideration and recommendation of the Nominating and Corporate Governance Committee to renew the appointment of each of the current Directors, being Mr. Torstein Dale Sjøtveit, Mr. Daniel Barcelo, Ms. Mimi Berdal, Mr. Jason Forcier, Mr. Tom Einar Jensen, Mr. Peter Matrai, Dr. Daniel Steingart, and Ms. Olaug Svarva, the Board of Directors recommends a vote FOR the renewal
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of the mandate of each of the current Directors of the Company for a period ending at the annual general meeting of shareholders approving the standalone annual accounts and the consolidated financial statements for the financial year ending on December 31, 2023.
17.Approval and ratification of the terms and conditions of a share repurchase program and approval of the authorization to the Company to keep the redeemed and not yet allocated ordinary shares under the share repurchase program as treasury stock until the annual general meeting of shareholders of the Company approving the standalone annual accounts and the consolidated financial statements of the Company for the financial year ending on December 31, 2023.
Draft resolution (Resolution XIV)
“The Annual General Meeting resolves to approve and ratify the authorization granted to the Board of Directors pursuant to minutes of the meeting of the Board of Directors dated May 10, 2022, to redeem, in the name and on behalf of the Company, up to 150,000 publicly traded ordinary shares without nominal value in the Company (or approximately 0.13% of the outstanding share capital at such point in time) from the open market through Credit Suisse, as broker, for cash payment (so that such ordinary shares are held as treasury stock) (the “Repurchase”), under the terms and conditions of a share repurchase program without time limit (which was able to be suspended or discontinued at any time) (the “Share Repurchase Program”), in order for the Board of Directors to allocate the so redeemed ordinary shares within twelve months of the date of the Repurchase, in accordance with the provisions of article 430-15 (3) of the Law, to the eligible employees of the Company or of companies linked to the Company by a control link (the “Subsidiaries”), upon exercise of certain types of stock options issued by the Company.
The Annual General Meeting further acknowledges that on June 16, 2022, the Company initiated the purchase of 150,000 ordinary shares under the Share Repurchase Program, with a settlement date (i.e., effective date of the Repurchase) of June 21, 2022, at an average price of $6.97 per ordinary share, excluding fees. As of June 21, 2022, the Repurchase was completed, and no ordinary shares remain available for repurchase under the Share Repurchase Program. A total of 1,630 of the redeemed ordinary shares have been allocated to eligible stock options holders through December 31, 2022. The Annual General Meeting acknowledges that the Company consequently held 148,370 ordinary shares as treasury stock as of December 31, 2022.
The Annual General Meeting further resolves to authorize the Company to keep the redeemed and not yet allocated 148,370 ordinary shares under the Share Repurchase Program as treasury stock until the annual general meeting of shareholders of the Company approving the standalone annual accounts and the consolidated financial statements of the Company for the financial year ending on December 31, 2023.”
Recommendation
The Board of Directors recommends a vote FOR the approval and ratification of the terms and conditions of the Share Repurchase Program and for the approval of the authorization to the Company to keep the redeemed and not yet allocated ordinary shares under the Share Repurchase program as treasury stock until the annual general meeting of shareholders of the Company approving the standalone annual accounts and the consolidated financial statements of the Company for the financial year ending on December 31, 2023.

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18.Approval of the amended and restated 2021 Equity Incentive Plan.

Draft resolution (Resolution XV)

“The Annual General Meeting approves the 2021 Equity Incentive Plan, as amended and restated, effective as of the date hereof (the “Amended and Restated 2021 Equity Incentive Plan”)”.
Recommendation
The 2021 Equity Incentive Plan was issued on July 9, 2021 and approved on June 15, 2022 by the annual general meeting of shareholders having approved the standalone annual accounts and the consolidated financial statements of the Company for the financial year ended on December 31, 2021.
The Compensation Committee now recommends that the 2021 Equity Incentive Plan be amended to (i) increase the number of shares reserved for issuance to 25,000,000 shares and (ii) better align certain provisions with the Company’s administration of the plan, including the handling of lapsed awards, the return process of restricted stock under Luxembourg law, the method of settlement of awards, and general statutory limits on reclassification of stock options, among other clarifications.
After careful review and consideration, the Compensation Committee recommends a vote FOR the approval of the Amended and Restated 2021 Equity Incentive Plan.

19.Delegation of powers.

Draft resolution (Resolution XVI)

"The Annual General Meeting resolves to authorize any director of the Company and/or any lawyer or employee of Arendt & Medernach S.A., any employee of Arendt Services S.A., all professionally residing in Luxembourg, each acting individually and with full power of substitution, to arrange (i) for the filing of the 2022 Annual Accounts and the 2022 Consolidated Financial Statements with the Luxembourg Trade and Companies Register as well as with any filing that may be required in connection with the preceding resolutions and (ii) for any publication on the Recueil électronique des sociétés et associations that may be required in connection with the preceding resolutions."
Recommendation
The Board of Directors recommends a vote FOR the above-described delegation of powers.

20.Miscellaneous.

No vote is required on this item of the agenda.
B.Agenda of the Extraordinary General Meeting
1.Decision to amend article 9.1 of the articles of association of the Company so that it shall read as follows:

"9.1 The Company shall be managed by a Board of Directors composed of no less than five (5) Directors who may but do not need to be Shareholders of the Company."
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Recommendation
The Board of Directors recommends a vote FOR the adoption of the above-described resolution.

2.Decision:
(i)to amend the terms of the authorised share capital of the Company;
(ii)to approve the renewal of the authorisation to the Board of Directors to increase the Company's share capital in accordance with the terms and within the limits of the authorised share capital for a period ending five (5) years after the date of the general meeting of shareholders of the Company deciding on the amendment of the terms of the authorised share capital;
(iii)to approve the report of the Board of Directors pursuant to article 420-26 of the Luxembourg law of 10 August 1915 on commercial companies, as amended, relating to the possibility of the Board of Directors to waive, suppress or limit any statutory preferential or pre-emptive subscription rights of existing shareholders of the Company in relation to increases of the share capital of the Company within the framework of the authorised share capital of the Company, to the extent the Board of Directors deems such waiver, suppression or limitation advisable for any issue or issues of ordinary shares (or any rights, securities or other entitlement to ordinary shares (including but not limited to convertible bonds or notes, warrants and options)) within the authorised (un-issued) share capital of the Company;
(iv)to grant to the Board of Directors all powers to carry out capital increases within the limit of the authorised share capital of the Company and waive, suppress or limit any statutory preferential or pre-emptive subscription rights of existing shareholders of the Company on the issue of new ordinary shares (or any rights, securities or other entitlement to ordinary shares (including but not limited to convertible bonds or notes, warrants and options)); and
(v)to subsequently amend articles 5.2.1 and 5.2.2 of the articles of association of the Company so that they shall read as follows:
"5.2.1 The authorised share capital of the Company (including the issued share capital) is set at five hundred million US Dollars (USD 500,000,000) to be represented by five hundred million (500,000,000) Ordinary Shares without nominal value.
5.2.2 The authorised un-issued share capital (and any authorisation granted to the Board of Directors in relation thereto) shall be valid for a period ending on the date which falls five years after the date of the general meeting of shareholders dated June 20, 2023."
Recommendation
The Board of Directors recommends a vote FOR the adoption of the above-described resolution.
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II. AVAILABILITY OF THE DOCUMENTATION, ATTENDANCE AND VOTING PROCEDURE
A.Available information and documentation
In accordance with Article 461-6 of the Law, as of May 23, 2023, shareholders may take notice at the Company's registered office of the following documents and/or information:
–the 2022 Annual Accounts, the 2022 Consolidated Financial Statements, the list of Directors and the name of the independent auditor (réviseur d’entreprises agréé) of the Company;
–the list of the sovereign debt, shares, bonds and other company securities which make up the portfolio of the Company;
–the list of the shareholders of the Company who have not fully paid up their shares, if any, with an indication of the number of their shares and their domicile;
–the Management Report;
–the Auditor Report on the 2022 Consolidated Financial Statements;
–the Auditor Report on the 2022 Annual Accounts; and
–the text of the proposed amendments to the articles of association of the Company and the draft of the resulting consolidated version of the articles of association (the "Amended Articles").
Each shareholder has the right to obtain, free of charge, upon request and upon proof of title, as of May 23, 2023, a copy of the 2022 Annual Accounts, the 2022 Consolidated Financial Statements, the Management Report, the Auditor Report on the 2022 Consolidated Financial Statements and the Auditor Report on the 2022 Annual Accounts.
The right to receive the documents also belongs to each of the joint owners of undivided shares, the bare owner and the usufructuary of shares. They may participate in the Meetings, but with voting or advisory rights only, as the case may be.
Documents and information required by law, including, amongst others, copies of the 2022 Annual Accounts, the 2022 Consolidated Financial Statements, the Management Report, the Auditor Report on the 2022 Consolidated Financial Statements, the Auditor Report on the 2022 Annual Accounts, the Amended Articles, the report of the Board of Directors drawn-up in accordance with article 420-26 (5) of the Law, the conflict of interest report, the Amended and Restated 2021 Equity Incentive Plan and the data protection notice are made available for an uninterrupted period between the date of the publication of this convening notice and the date of the Meetings, under the tab "Events & Presentations" in the "Investors" section on the Company's website www.freyrbattery.com and on the website of Broadridge Financial Solutions, Inc. www.proxyvote.com. You will need the 16 digit control number provided to you on your voting form in order to access the site www.proxyvote.com.
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B.Quorum and majority requirements
Each of the items to be voted on at the Annual General Meeting will be adopted by a simple majority of votes validly cast, regardless of the portion of the issued share capital of the Company represented at the Annual General Meeting.
Each of the items to be voted on at the Extraordinary General Meeting will be adopted by a majority of at least two-thirds (2/3) of the votes validly cast at the Extraordinary General Meeting provided that at least one half of the issued shares of the Company (other than shares held by or on behalf of the Company or a direct subsidiary of the Company) is represented at the Extraordinary General Meeting. If such quorum is not present at the Extraordinary General Meeting, a second general meeting may be convened and resolutions shall be adopted, irrespective of the number of shares represented, by a majority of at least two-thirds (2/3) of the votes validly cast.
C.Share capital of the Company
On the Record Date (as defined below), the Company has 139,853,604 ordinary shares in issuance, whereof 148,370 ordinary shares are currently held as treasury stock by the Company. Each of the ordinary shares (except those held as treasury stock) is entitled to one vote. For the avoidance of doubt, the ordinary shares held as treasury stock do not give right to voting.
D.Requirements for participating in the Meetings and exercising voting rights
The rights of any registered shareholder and of any holder of the Company’s shares traded on the New York Stock Exchange in the US under the ticker symbol “FREY” held in the name of Cede & Co. on behalf of the Depository Trust and Clearing Corporation (“DTCC”) to participate in the Meetings shall be determined with respect to the shares of the Company held by that holder on May 12, 2023, at 24:00 (midnight) Luxembourg time (the "Record Date").
E.Procedures for attending the Meetings, voting by proxy, voting instruction and/or submitting votes
(a)Submitting votes as a street name holder
Without prejudice to the possibility to attend the Meetings in person (cf. point II. E (c) below), holders of shares held through the operator of a securities settlement system or with a depositary (including nominees or brokers that hold shares through DTCC) wishing to vote at the Meetings should request from their operator or depositary or sub-depositary a certificate or confirmation certifying the number of ordinary shares recorded in their account on the Record Date or any other proof of detention of ownership in a form acceptable to the Company at its own and full discretion. To vote in the Meetings, such holders of shares held through the operator of a securities settlement system or with a depositary (including nominees or brokers that hold shares through DTCC) shall submit a copy of such certificate or other proof of detention in writing by mail or by e-mail via their custodian to the Company’s tabulation agent, Broadridge Financial Solutions, Inc. (5 Dakota Drive, Suite 300, Lake Success, NY 11042, 1-800-353-0103, rits@broadridge.com), at the latest on June 13, 2023 (cut-off date/time) at 24:00 (midnight) Luxembourg time (the "Cut-Off Date/Time").
Holders of shares held through a brokerage account, should contact their broker to receive information on how to vote their shares.
16/20

Holders of shares held through the operator of a securities settlement system or with a depositary (including nominees or brokers that hold shares through DTCC) have the right to instruct their nominee or broker on how to vote with a voter instruction form, or as may otherwise be established by the nominee or broker. Beneficial holders who wish to vote directly must request the nominee or broker that appears as the registered shareholder on the Record Date to issue a legal proxy which allows the beneficial owner to vote his or her shares directly. Beneficial owners who do not vote via their brokers or nominees in accordance with the instructions received or do not have a legal proxy are not eligible to vote.
Votes must be received by the Company's tabulation agent, Broadridge Financial Solutions, Inc. (5 Dakota Drive, Suite 300, Lake Success, NY 11042, 1-800-353-0103, rits@broadridge.com), in writing by mail or by e-mail no later than the Cut-Off Date/Time to be considered validly submitted.
(b)Submitting votes as a registered shareholder
Without prejudice to the possibility to attend the Meetings in person (cf. point II. E (c) below), holders of shares held by name directly in the books and records of the Company´s registrar and transfer agent, Continental Stock Transfer & Trust Company (i.e., other than through a brokerage account) who wish to participate and exercise their voting rights at the Meetings can exercise their voting rights in one of the following manners (the “Shareholder Participation Form”):
•Proxy voting representative appointed by the Company
Holders of shares held by name directly in the books and records of the Company´s registrar and transfer agent, Continental Stock Transfer & Trust Company (i.e., other than through a brokerage account) who do not wish to attend the Meetings in person may appoint in the Shareholder Participation Form Mr. Torstein Dale Sjøtveit, Chairperson and Director of the Company, whom failing Mr. Oscar K. Brown, Group Chief Financial Officer of the Company, whom failing Mr. Are Lysnes Brautaset, Chief Legal Officer of the Company, as proxy voting representative appointed by the Company, to participate in and vote at the Meetings on their behalf. The proxy voting representative will be bound by the respective instructions of the shareholder provided in the Shareholder Participation Form prior to the Meetings.
•Proxy voting representative appointed by the shareholder
Holders of shares held by name directly in the books and records of the Company´s registrar and transfer agent, Continental Stock Transfer & Trust Company (i.e., other than through a brokerage account) who do not wish to attend the Meetings in person may also appoint in the Shareholder Participation Form another natural or legal person who needs not to be a shareholder itself to attend and vote at the Meetings on their behalf.
The proxyholder will have to identify himself on the date of the Meetings by presenting a non-expired identity card or passport.
In case of ordinary shares owned by a corporation or any other legal entity, individuals representing such entity who wish to physically attend the Meetings and vote at the Meetings on behalf of such entity, must present evidence of their authority to attend and vote at the Meetings by means of a proper document (such as a special power of attorney) issued by the entity represented. A copy of such power of attorney or other proper document should be filed no later than the Cut-Off Date/Time with the Company (22-24, Boulevard Royal, L-2449
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Luxembourg, Grand Duchy of Luxembourg, Company-secretary@freyrbattery.com), with a copy to Broadridge Financial Solutions, Inc. (5 Dakota Drive, Suite 300, Lake Success, NY 11042, 1-800-353-0103, rits@broadridge.com), by mail or by e-mail. Such evidence of authority must also be presented at the Meetings.
Persons designated as a proxy must also bring the underlying, duly executed, Shareholder Participation Form to the Meetings.
For the Meetings to proceed in a timely and orderly manner, proxyholders are requested to arrive on time.
•Voting by voting instruction
Shareholders who wish to vote by a voting instruction may exercise their voting rights by casting their votes by a voting instruction included in the Shareholder Participation Form.
Shareholder Participation Forms must be received by Broadridge Financial Solutions, Inc. no later than the Cut-Off Date/Time by way of one of the matters set forth in the Shareholder Participation Form to be considered validly submitted. Shareholder Participation Forms received after the Cut-Off Date/Time will not be considered validly received.
(c)Attending the Meetings in person
Notwithstanding points II. E. (a) and II. E. (b) above, all shareholders wishing to participate and vote in person in the Meetings shall notify the Company (22-24, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, Company-secretary@freyrbattery.com), with a copy to Broadridge Financial Solutions, Inc. (5 Dakota Drive, Suite 300, Lake Success, NY 11042, 1-800-353-0103, rits@broadridge.com), thereof at the latest on the Cut-Off Date/Time, in writing by mail or by e-mail.
In the case of ordinary shares owned by a corporation or any other legal entity, individuals representing such entity who wish to attend the Meetings in person and vote at the Meetings on behalf of such entity must present evidence of their authority to attend and vote at the Meetings, by means of a proper document (such as a special power of attorney) issued by the entity represented. A copy of such power of attorney or other proper document should be filed no later than the Cut-Off Date/Time with the Company (22-24, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, Company-secretary@freyrbattery.com), with a copy to Broadridge Financial Solutions, Inc. (5 Dakota Drive, Suite 300, Lake Success, NY 11042, 1-800-353-0103, rits@broadridge.com), by mail or by e-mail. Such evidence of authority must also be presented at the Meetings.
Any shareholder participating in the Meetings in person shall carry proof of identity (in the form of a non-expired identity card or passport) at the Meetings.
For the Meetings to proceed in a timely and orderly manner, shareholders are requested to arrive on time.
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Additional specific requirements for street name holders wishing to attend the Meetings in person:
If you hold your shares through a brokerage account, please contact your broker to receive information on how you may vote your shares.
Holders of shares held through the operator of a securities settlement system or with a depositary (including nominees or brokers that hold shares through DTCC) wishing to participate and vote directly at the Meetings must request the nominee or broker that appears as the registered shareholder on the Record Date to issue a legal proxy which allows the beneficial owner to vote his or her shares directly. Such legal proxy must be filed no later than the Cut-Off Date by mail or by e-mail with the Company (22-24, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, Company-secretary@freyrbattery.com), with a copy to Broadridge Financial Solutions, Inc. (5 Dakota Drive, Suite 300, Lake Success, NY 11042, 1-800-353-0103, rits@broadridge.com). Such legal proxy must also be presented at the Meetings. Beneficial owners who do not have a legal proxy are not eligible to vote.
Holders of shares held through the operator of a securities settlement system or with a depositary (including nominees or brokers that hold shares through DTCC) should also request from their operator or depositary or sub-depositary a certificate or confirmation certifying the number of ordinary shares recorded in their account on the Record Date or any other proof of detention of ownership in a form acceptable to the Company at its own and full discretion. To participate and vote in the Meetings, such holders of shares held through the operator of a securities settlement system or with a depositary (including nominees or brokers that hold shares through DTCC) shall submit a copy of such certificate or other proof of detention via their custodian bank in writing by mail or by e-mail to the Company's tabulation agent, Broadridge Financial Solutions, Inc. (5 Dakota Drive, Suite 300, Lake Success, NY 11042, 1-800-353-0103, rits@broadridge.com), at the latest on the Cut-Off Date/Time. Such certificate or confirmation of share ownership must also be presented at the Meetings.
F.Additional important information for shareholders
(a) Transfer of shares after the Record Date
Shareholders are hereby informed that the participation in and the exercise of voting rights at the Meetings is exclusively reserved to such persons that were holders of ordinary shares of the Company on the Record Date and who have adhered to the voting instruction set out in this convening notice. Any transferee having become a shareholder of the Company between the Record Date and the date of the Meetings cannot attend or vote at the Meetings. In case of breach of such prohibition, criminal sanctions may apply.
(b) Request for addition of items to the agenda
Shareholders holding individually or collectively at least ten per cent (10%) of the issued share capital of the Company may request the addition of items to the agenda of the Meetings. Such request must be received by the Company by registered mail or by e-mail (22-24, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, Company-secretary@freyrbattery.com) at the latest on June 14, 2023, at 24:00 (midnight) Luxembourg time. The request shall be further accompanied by a certificate or confirmation evidencing the shareholding of such shareholder(s) on the Record Date and the mailing address or e-mail address of the shareholder which the Company may use in order to deliver the acknowledgement of receipt of such request.
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(c) Right to ask questions
Every shareholder has the right to ask questions concerning items on the agenda of the Meetings ahead and during the Meetings. Questions have to be submitted by e-mail to Company-secretary@freyrbattery.com at the latest on June 14, 2023, at 23:00 CET (11 p.m. CET) Luxembourg time and must include the shareholder’s full name and address and proof of ownership of Company shares as at the Record Date issued by a financial intermediary. Submitted questions will be answered at the reasonable discretion of the Company and the Company is not required to answer all questions. In particular, questions may be summarized, combined or separated. Reasonable questions may be selected in the interest of the other shareholders, and questions from shareholders' associations and institutional investors with significant voting interests may be given preference.
(d) Data protection
The Company, as data controller, undertakes to collect, store and process any personal data in accordance with (i) the provisions of any data protection law applicable in Luxembourg and the EU Regulation n°2016/679 of April 27, 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data and (ii) the privacy notice available on the Company's website www.freyrbattery.com, under the tab "Events & Presentations" in the "Investors" section.
May 23, 2023
Mr. Torstein Dale Sjøtveit
Chairperson of the Board of Directors
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